UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 23, 2017 (May 17, 2017)

Global Medical REIT Inc.

(Exact name of registrant as specified in its charter)

Maryland	8091371022	46-4757266
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4800 Montgomery Lane, Suite 450

Bethesda, MD

20814

(Address of Principal Executive Offices)

(Zip Code)

(202) 524-6851

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Carrus Specialty Hospital and Carrus Rehabilitation Hospital – Sherman, Texas

On May 17, 2017, Global Medical REIT, Inc. (the “Company”) entered into a purchase contract (the “Purchase Agreement”) with SDB Partners, LLC, a Texas limited liability company (the “Seller”), to acquire a 81,352 square-foot, post-acute care facility in Sherman, Texas consisting of (i) a 29,642 square-foot long-term acute care hospital known as Carrus Specialty Hospital, (ii) a 34,181 inpatient rehabilitation hospital known as Carrus Rehabilitation Hospital, (iii) 5,529 square feet of first-floor shell space (the “First-Floor Shell Space”) and (iv) 12,000 square feet of second-floor shell space, for an aggregate purchase price of $26 million (collectively, the “Facility). Subject to certain conditions, the Company also has agreed to provide a tenant improvement allowance of $2 million that is to be used to build out the First-Floor Shell Space (the “Build-Out Improvements”). Additionally, subject to certain conditions, if the tenant completes the Build-Out Improvements, between the second and fifth year of the lease term, the tenant may request the Company make a follow-on capital payment to the tenant for the purpose of expanding the facilities equal to the least of (a) the difference between (i) the appraised value of the Facility after completion of the Build-Out Improvements, less (ii) the sum of (A) the aggregate purchase price plus capitalized closing expenses and (B) the tenant improvement allowance, (b) $5 million or (c) the amount necessary so that the tenant’s trailing 12 month net operating income before interest, income taxes, depreciation, amortization, rent and management fees exceeds the tenant’s increased rent (such increase based on the Return Rate (defined below) on the follow-on capital payment) at a ratio of 2.25 to 1.

The Seller currently leases the Carrus Specialty Hospital to its operator, Texoma Hospital Partners, LLC, (“THP”) and the Carrus Rehabilitation Hospital to its operator, Carrus Rehabilitation Hospital, LLC (“Carrus Rehab”). Upon the closing of the acquisition of the Facility, the Company intends, through a wholly-owned subsidiary of the Company’s operating partnership, Global Medical REIT, L.P., to enter into a new absolute triple-net lease agreement (the “Lease”), pursuant to which the subsidiary, as landlord, will lease the Facility to the Seller, as tenant. The Seller then intends to enter into two separate subleases with THP and Carrus Rehab. The Lease will have a 20-year term, subject to two consecutive 10-year renewal options by the tenant. Initial rent will equal the product of (i) 8.8% (the “Return Rate”) and (B) the sum of the of the aggregate purchase price plus capitalized closing expenses, subject to annual rent escalations of 2.5%, beginning after the second (2nd) year of the lease term. Carrus Healthcare, LLC, a Texas limited liability company, THP and Carrus Rehab intend to serve as guarantors of the Lease on a joint and several basis.

The Company’s obligation to close the acquisition is subject to certain conditions. The Company has the right to terminate, without penalty, the Purchase Agreement on or before July 1, 2017, if, in its sole discretion, it is not satisfied with the results of its ongoing due diligence investigation, at which time the Company’s earnest money deposit in the amount of $100,000 becomes non-refundable. The Purchase Agreement is also subject to other customary terms and conditions as set forth in the Purchase Agreement. Although the Company believes completion of this acquisition is probable, there is no assurance that the Company will close this acquisition.

The above descriptions of the terms and conditions of the Purchase Agreement and the transactions contemplated thereby are only a summary and are not intended to be a complete description of the terms and conditions. All of the terms and conditions of the Purchase Agreement are set forth in the Purchase Agreement that is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

A copy of the Company’s press release, dated May 23, 2017 announcing the transaction is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Exhibit 99.1 referenced in Item 9.01 below is being “furnished” and, as such, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section and shall not be incorporated by reference into any registration statement or other document filed by the Company pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

This report contains statements that are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act, pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “anticipate”, “believe”, “expect”, “estimate”, “plan”, “outlook”, and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. Forward-looking statements are based on information available at the time those statements are made and/or management’s good faith belief as of that time with respect to future events. These statements relate to, among other things, the Company’s expectations regarding the completion of the acquisition described in this report on the terms and conditions described herein, the expected closing date of this acquisition and the execution of the lease with the stated expected lease terms. These forward-looking statements are subject to various risks and uncertainties, not all of which are known to the Company and many of which are beyond the Company’s control, which could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. These risks and uncertainties are described in greater detail in the Company’s other filings with the United States Securities and Exchange Commission (the “Commission”), including without limitation the Company’s annual and periodic reports and other documents filed with the Commission. Unless legally required, the Company disclaims any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. The Company undertakes no obligation to update these statements after the date of this report.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description
10.1	Purchase Agreement, dated May 17, 2017, by and between Global Medical REIT Inc. and SDB Partners, LLC.
99.1	Press Release dated May 23, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Medical REIT Inc.

By:	/s/ Jamie A. Barber
Jamie A. Barber
Secretary and General Counsel

Dated: May 23, 2017

EXHIBIT INDEX

Exhibit No.	Description
10.1	Purchase Agreement, dated May 17, 2017, by and between Global Medical REIT Inc. and SDB Partners, LLC.
99.1	Press release dated May 23, 2017.